UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Comerica Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Comerica Incorporated

Comerica Bank Tower

1717 Main Street

Dallas, Texas 75201

March 22, 2019

Dear Shareholder,

This year, we are again providing proxy materials to our shareholders primarily through the Internet. We are pleased to use this process, which allows our shareholders to receive proxy materials in an expedited manner, while significantly lowering the costs of our annual proxy campaign. On or about March 12, 2019, we mailed you a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and our annual report online.

For your convenience, we are now sending you a proxy card, along with another copy of the Notice of Internet Availability of Proxy Materials. To vote by proxy card, please complete, sign, date and return the proxy card in the enclosed return envelope. To vote by using the automated telephone voting system or the Internet voting system, the instructions for shareholders of record are as follows:

TO VOTE BY TELEPHONE: 1-800-652-VOTE (8683)

•                 Use any touch tone telephone to vote your proxy.

•                 Have your proxy card or Notice of Internet Availability of Proxy Materials available when you call.

•                 Follow the simple instructions the system provides you.

•                 You may dial this toll free number at your convenience, 24 hours a day, 7 days a week. The deadline for telephone voting is 11:59 p.m. (Central Time), April 22, 2019. For shares held in Comerica’s employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 21, 2019.

(OR)

TO VOTE BY THE INTERNET: www.envisionreports.com/CMA, or scan the QR code on the Notice of Internet Availability of Proxy Materials or proxy card

•                 Use the Internet to vote your proxy.

•                 Have your proxy card or Notice of Internet Availability of Proxy Materials available when you access the website.

•                 Follow the simple instructions to obtain your records and create an electronic ballot.

•                 You may log on to this Internet site at your convenience, 24 hours a day, 7 days a week. The deadline for Internet voting is 11:59 p.m. (Central Time), April 22, 2019. For shares held in Comerica’s employee benefit plans, the deadline is 11:59 p.m. (Central Time), April 21, 2019.

Sincerely,

John D. Buchanan

Executive Vice President-Chief Legal Officer, and

Corporate Secretary

MMMMMMMMMMMM + MMMMMMM C 1234567890 The Sample Company 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/CMA or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically or by telephone must be received by 11:59 PM, Central Time, on April 22, 2019. For shares held in Comerica’s employee benefits plans, the deadline is 11:59 PM, Central Time, on April 21, 2019. Important Notice Regarding the Availability of Proxy Materials for the Comerica Incorporated Shareholder Meeting to be Held on April 23, 2019. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, annual report and additional soliciting materials are available at: www.envisionreports.com/CMA Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/CMA. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 9, 2019 to facilitate timely delivery. + 2 N O T C O Y 02ZLED MMMMMMMMM Shareholder Meeting Notice 1234 5678 9012 345

Comerica Incorporated’s Annual Meeting of Shareholders will be held on Tuesday, April 23, 2019, 9:30 a.m., Central Time at Comerica Bank Tower, 1717 Main Street, 4th Floor, Dallas, Texas 75201. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. ELECTION OF DIRECTORS — The Board of Directors recommends a vote FOR all of the listed nominees. 1. Nominees: 01 - Ralph W. Babb, Jr. 02 - Michael E. Collins 03 - Roger A. Cregg 04 - T. Kevin DeNicola 05 - Curtis C. Farmer 06 - Jacqueline P. Kane 07 - Richard G. Lindner 08 - Barbara R. Smith 09 - Robert S. Taubman 10 - Reginald M. Turner, Jr. 11 - Nina G. Vaca 12 - Michael G. Van de Ven DIRECTOR PROPOSALS — The Board of Directors recommends a vote FOR Items 2 and 3. 2.Ratification of the Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm 3. Approval of a Non-Binding, Advisory Proposal Approving Executive Compensation PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Directions to the Comerica Incorporated Annual Meeting are available in the proxy statement which can be viewed at www.envisionreports.com/CMA. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — — — Internet – Go to www.envisionreports.com/CMA. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials Comerica Incorporated” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 9, 2019. Shareholder Meeting Notice